Pacific Select Fund NSAR 06-30-16
EXHIBIT 77Q1(a)
MATERIAL AMENDMENTS TO REGISTRANT'S CHARTER OR BYLAWS



The following documents are included in Registrant's Form Type N1A/B, Accession No. 0001193125-16-638481 filed on June 30, 2016, and incorporated by reference herein:


Agreement and Declaration of Trust

By-Laws